The Growth Fund of America® Summary prospectus November 1, 2016

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
AGTHX	AGRBX	GFACX	GFAFX	GFFFX	CGFAX	CGFBX	CGFCX	CGFEX

529- F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
CGFFX	RGAAX	RGABX	RGEBX	RGACX	RGAEX	RGAHX	RGAFX	RGAGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated November 1, 2016, are incorporated by reference into this summary prospectus.

Investment objective

The fund’s investment objective is to provide you with growth of capital.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 28 of the prospectus and on page 62 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.24	0.99	1.00	0.25	none	0.22	0.99	0.99	0.50
Other expenses	0.15	0.16	0.19	0.19	0.17	0.25	0.28	0.26	0.21
Total annual fund operating expenses	0.66	1.42	1.46	0.71	0.44	0.74	1.54	1.52	0.98

	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
Management fees	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Distribution and/or service (12b-1) fees	0.00	1.00	0.74	0.60	0.50	0.25	none	none	none
Other expenses	0.25	0.16	0.41[2]	0.26[3]	0.21	0.16	0.29	0.12	0.06
Total annual fund operating expenses	0.52	1.43	1.42	1.13	0.98	0.68	0.56	0.39	0.33

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price or market value of shares being sold.

2 Restated to reflect current fees.

3 Based on estimated amounts for the current fiscal year.

1     The Growth Fund of America / Summary prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$639	$774	$ 922	$1,350
B	645	849	976	1,495
C	249	462	797	1,746
F-1	73	227	395	883
F-2	45	141	246	555
529-A	646	798	963	1,441
529-B	657	886	1,039	1,619
529-C	255	480	829	1,813
529-E	100	312	542	1,201
529-F-1	53	167	291	653
R-1	146	452	782	1,713
R-2	145	449	776	1,702
R-2E	115	359	622	1,375
R-3	100	312	542	1,201
R-4	69	218	379	847
R-5E	57	179	313	701
R-5	40	125	219	493
R-6	34	106	185	418

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$145	$449	$776	$1,495
C	149	462	797	1,746
529-B	157	486	839	1,619
529-C	155	480	829	1,813

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

The Growth Fund of America / Summary prospectus     2

Principal investment strategies

The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund invests primarily in common stocks of large and mid-capitalization issuers. The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

3     The Growth Fund of America / Summary prospectus

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results. This information provides some indication of the risks of investing in the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

The Growth Fund of America / Summary prospectus     4

Average annual total returns For the periods ended December 31, 2015 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	12/1/1973	–0.69%	10.73%	6.55%	13.36%
— After taxes on distributions		–2.62	9.42	5.70	N/A
— After taxes on distributions and sale of fund shares		1.19	8.47	5.26	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	–0.22%	10.95%	6.54%	4.85%
C	3/15/2001	3.55	11.17	6.34	6.18
F-1	3/15/2001	5.34	12.04	7.19	6.76
F-2	8/1/2008	5.60	12.33	N/A	8.66
529-A	2/15/2002	–0.75	10.65	6.49	7.14
529-B	2/15/2002	–0.35	10.83	6.43	7.07
529-C	2/15/2002	3.51	11.10	6.27	6.72
529-E	3/1/2002	5.03	11.70	6.82	7.19
529-F-1	9/16/2002	5.49	12.21	7.34	9.79
R-1	6/6/2002	4.56	11.21	6.37	7.55
R-2	5/21/2002	4.63	11.27	6.41	7.18
R-2E	8/29/2014	4.98	N/A	N/A	4.22
R-3	5/21/2002	5.03	11.72	6.87	7.64
R-4	5/28/2002	5.34	12.05	7.17	8.02
R-5	5/15/2002	5.65	12.39	7.50	8.18
R-6	5/1/2009	5.69	12.44	N/A	15.26

Index	1 year	5 years	10 years	Lifetime (from Class A inception)
S&P 500 Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.38%	12.57%	7.31%	10.84%

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

5     The Growth Fund of America / Summary prospectus

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Christopher D. Buchbinder Senior Vice President	3 years	Partner – Capital Research Global Investors
Barry S. Crosthwaite Vice President	9 years	Partner – Capital Research Global Investors
J. Blair Frank	15 years	Partner – Capital Research Global Investors
Joanna F. Jonsson	1 year	Partner – Capital World Investors
Carl M. Kawaja	6 years	Partner – Capital World Investors
Michael T. Kerr President and Trustee	18 years	Partner – Capital World Investors
Ronald B. Morrow	12 years	Partner – Capital World Investors
Donald D. O’Neal Vice Chairman of the Board	23 years	Partner – Capital Research Global Investors
Martin Romo Senior Vice President	6 years	Partner – Capital World Investors
Lawrence R. Solomon Vice President	6 years	Partner – Capital Research Global Investors
James Terrile	8 years	Partner – Capital Research Global Investors
Alan J. Wilson	4 years	Partner – Capital World Investors

The Growth Fund of America / Summary prospectus     6

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

MFGEIPX-005-1116P Litho in USA CGD/CF/8009	Investment Company File No. 811-00862

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY